UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06474

BNY Mellon Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2019

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Growth and Income Fund, Inc.

ANNUAL REPORT October 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Growth and Income Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Growth and Income Fund, Inc. (formerly, Dreyfus Growth and Income Fund, Inc.), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by John C. Bailer, Leigh N. Todd and David S. Intoppa, primary portfolio managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Growth and Income Fund, Inc. (formerly, Dreyfus Growth and Income Fund, Inc.) produced a total return of 11.06%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 14.31% for the same period.2

U.S. equity markets gained ground during the reporting period, amid steady U.S. economic growth. The fund underperformed its benchmark, primarily due to unfavorable sector allocations and security selections in the health care, communication services, information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers. We seek to create a broadly diversified portfolio for the fund that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and a healthy financial profile, which measures the financial well-being of the company.

Supportive Monetary Policy, a Steady Economy and Trade Progress Boost Equity Markets

The reporting period began with investors being cautious amid concerns about the global economy and the possibility of monetary tightening by the Federal Reserve (the “Fed”). Sentiment shifted, however, when the Fed moved to a more accommodative stance, indicating that interest-rate policy in 2019 would be “data-dependent.”

With this shift, stocks rallied late in 2018 and continued to rise in 2019. Markets in January posted strong gains, but investors began to question whether corporate earnings growth would match the robust figures hit in 2018. Nevertheless, markets reached new highs during the period, even as ongoing concerns about the global economy and trade tensions between the U.S. and China held back performance at times.

The Fed’s wait-and-see approach to rate cuts remained unchanged through much of the reporting period, and markets largely moved sideways in light of concerns about U.S.-China trade relations and the pace of the U.S. economy. These concerns and an inflation rate that

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

remained below the Fed’s 2.00% target led to widely expected rate cuts late in the reporting period. In July 2019, the Fed lowered the federal funds target rate by a quarter point to 2.00%-2.25%, and this was followed by quarter-point reductions at the September and October 2019 meetings, dropping the federal funds target range to 1.50%-1.75%. Other major central banks around the world also became more supportive in light of economic sluggishness, especially in the manufacturing sector.

Fed rate cuts, combined with ongoing strength in the U.S. labor market, steady economic growth and apparent progress in U.S.-China trade relations helped push the Index to new highs late in the reporting period despite global economic weakness. In this environment, growth stocks generally outperformed value stocks, and large-cap stocks outperformed small caps.

Asset Allocation and Stock Selections Hindered Results

The fund underperformed its benchmark, primarily due to underweight positions in the real estate and utilities sectors and to overweight positions in the materials and energy sectors. Stock selections in the health care, communication services, information technology and consumer discretionary sectors also hindered performance. In the health care sector, the fund’s position in Sarepta Therapeutics was detrimental, as the company received disappointing news from the Food & Drug Administration about a muscular dystrophy drug under development. Anthem was also disadvantageous to performance because the company’s stock has been under pressure due to concerns about the effects of certain Medicare proposals. In communication services, the fund’s position in Activision Blizzard, a video game company, hindered performance due in part to competitive pressures and to the market’s disappointment in the company’s lack of new releases. Overweight positions in Netflix and Twitter also weighed on performance. In the information technology sector, Corning, a maker of glass and ceramics, experienced lower demand due to weaker business spending and to trade concerns. An overweight position in SS&C Technologies Holdings, a software company, also hurt returns due to industry pressure on its primary customers—banks and other financial companies. An underweight position in Microsoft also weighed on the fund’s returns; the software giant has continued to report strong results, primarily due to robust results in its cloud-computing operations. Stock selection in the consumer discretionary sector was also detrimental. Here, an overweight position in PVH, a clothing maker, was unfavorable, as the company experienced weak sales due in part to trade conflicts. Overweight positions in Roku, a streaming device company, and Wayfair, a home goods e-commerce company, were also disadvantageous.

On a more positive note, stock selections in the industrials, energy and financials sectors made positive contributions to the fund’s performance. In the industrials sector, an overweight position in CoStar Group, a maker of software for the commercial real estate industry, was advantageous. In the energy sector, Hess benefited from a large oil discovery offshore in South America. The fund’s holdings of refining companies, including Phillips 66, Marathon Petroleum and Valero Energy, were also beneficial, as the industry has benefited from improving margins and increased growth in export markets. In the financials sector, Assurant, an insurance company, contributed positively to the fund’s performance, as earnings were strong. Two other insurance companies, Progressive and The Hartford Financial Services Group, were also beneficial.

A Positive Outlook

On balance, we are modestly positive about the fund’s investment outlook. Although the economy has slowed, monetary policy remains supportive, valuations are reasonable and earnings should improve. A resolution to the trade standoff with China would be helpful for equity markets, and with the presidential election approaching, this may now be more likely.

We have continued to find attractive investment opportunities in many areas, particularly in the financials, information technology, materials and industrials sectors. In contrast, as of the end of the reporting period, the fund held underweighted exposure to the consumer staples, communication services, consumer discretionary, real estate, health care and utilities sectors.

November 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Growth and Income Fund, Inc. shares with a hypothetical investment of $ 10,000 in the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon Growth and Income Fund, Inc. on 10/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/19
	1 Year	5 Years	10 Years
Fund	11.06%	9.41%	12.85%
S&P 500® Index	14.31%	10.77%	13.69%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Growth and Income Fund, Inc. from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

Expense paid per $1,000†	$4.50
Ending value (after expenses)	$1,008.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

Expense paid per $1,000†	$4.53
Ending value (after expenses)	$1,020.72
†Expenses are equal to the fund’s annualized expense ratio of .89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.1%
Automobiles & Components - .5%
General Motors	123,946		4,605,833
Banks - 6.4%
Bank of America	335,144		10,479,953
Citigroup	199,166		14,312,069
JPMorgan Chase & Co.	157,784		19,710,377
U.S. Bancorp	115,296		6,574,178
Wells Fargo & Co.	87,153		4,499,709
			55,576,286
Capital Goods - 8.1%
Gardner Denver Holdings	129,984	[a]	4,137,391
Honeywell International	86,074		14,867,562
Ingersoll-Rand	62,534		7,934,939
L3Harris Technologies	20,475		4,224,197
Northrop Grumman	4,684		1,651,016
Quanta Services	93,577		3,934,913
Rockwell Automation	42,223		7,261,934
The Middleby	10,436	[a,b]	1,262,234
United Technologies	144,247		20,710,984
W.W. Grainger	13,937		4,304,303
			70,289,473
Consumer Durables & Apparel - .7%
Lennar, Cl. A	104,600		6,234,160
Consumer Services - 1.9%
Chipotle Mexican Grill	6,380	[a]	4,964,661
McDonald's	34,734		6,832,178
Wynn Resorts	39,702		4,817,441
			16,614,280
Diversified Financials - 5.9%
Berkshire Hathaway, Cl. B	85,208	[a]	18,113,517
Capital One Financial	24,714		2,304,581
E*TRADE Financial	69,713		2,913,306
LPL Financial Holdings	27,111		2,191,653
Morgan Stanley	142,968		6,583,676
Raymond James Financial	19,482		1,626,552
The Goldman Sachs Group	50,528		10,781,665
Voya Financial	122,897		6,631,522
			51,146,472
Energy - 5.6%
Apergy	71,012	[a]	1,787,372
ConocoPhillips	34,122		1,883,534
Hess	146,139		9,608,639

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Energy - 5.6% (continued)
Marathon Petroleum	276,355		17,672,902
Occidental Petroleum	87,430		3,540,915
Phillips 66	63,891		7,463,747
Pioneer Natural Resources	18,891		2,323,971
Valero Energy	52,120		5,054,598
			49,335,678
Food & Staples Retailing - .8%
Costco Wholesale	6,636		1,971,622
Walmart	40,215		4,715,611
			6,687,233
Food, Beverage & Tobacco - 2.5%
Archer-Daniels-Midland	75,477		3,173,053
Conagra Brands	163,077		4,411,233
PepsiCo	105,433		14,462,245
			22,046,531
Health Care Equipment & Services - 6.9%
Alcon	91,776	[a,b]	5,439,564
Anthem	36,667		9,866,356
Baxter International	60,714		4,656,764
Becton Dickinson & Co.	17,009		4,354,304
Boston Scientific	236,515	[a]	9,862,676
CVS Health	36,841		2,445,874
Danaher	46,531		6,412,902
Humana	9,661		2,842,266
Masimo	20,375	[a]	2,970,471
Medtronic	107,109		11,664,170
			60,515,347
Household & Personal Products - 1.3%
Colgate-Palmolive	114,166		7,831,788
The Procter & Gamble Company	27,849		3,467,479
			11,299,267
Insurance - 3.8%
American International Group	322,700		17,090,192
Assurant	35,441		4,468,047
Chubb	32,709		4,985,506
The Hartford Financial Services Group	59,454		3,393,634
Willis Towers Watson	17,133		3,202,158
			33,139,537
Materials - 5.6%
CF Industries Holdings	316,739		14,364,114
Dow	58,824		2,970,024
DuPont de Nemours	49,485		3,261,556
Freeport-McMoRan	238,544		2,342,502

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Materials - 5.6% (continued)
Louisiana-Pacific	74,756		2,185,118
Martin Marietta Materials	30,492		7,986,160
Newmont Goldcorp	93,996		3,734,461
The Mosaic Company	152,093		3,023,609
Vulcan Materials	62,252		8,893,943
			48,761,487
Media & Entertainment - 5.5%
Alphabet, Cl. A	7,698	[a]	9,690,242
Alphabet, Cl. C	16,753	[a]	21,110,623
Comcast, Cl. A	79,938		3,582,821
Electronic Arts	31,558	[a]	3,042,191
Omnicom Group	36,543	[b]	2,820,754
Pinterest, Cl. A	105,172	[a]	2,644,024
Twitter	165,080	[a]	4,947,448
			47,838,103
Pharmaceuticals Biotechnology & Life Sciences - 5.6%
Charles River Laboratories International	21,866	[a]	2,842,143
Eli Lilly & Co.	62,252		7,093,615
Merck & Co.	222,098		19,247,013
Pfizer	187,650		7,200,131
Sage Therapeutics	15,710	[a,b]	2,131,062
Sarepta Therapeutics	45,090	[a,b]	3,745,175
Vertex Pharmaceuticals	17,034	[a]	3,329,806
Zoetis	27,071		3,462,922
			49,051,867
Real Estate - 1.0%
American Tower	23,326	[c]	5,086,934
Lamar Advertising, Cl. A	15,172	[b,c]	1,213,912
Outfront Media	100,126	[c]	2,634,315
			8,935,161
Retailing - 5.1%
Amazon.com	17,498	[a]	31,087,997
O'Reilly Automotive	16,945	[a]	7,379,717
Target	32,201		3,442,609
Wayfair, Cl. A	31,306	[a,b]	2,574,292
			44,484,615
Semiconductors & Semiconductor Equipment - 6.0%
Advanced Micro Devices	135,663	[a,b]	4,603,046
Applied Materials	72,307		3,923,378
Broadcom	45,184		13,232,134
Microchip Technology	72,927	[b]	6,876,287
Qualcomm	194,912		15,678,721
Texas Instruments	21,117		2,491,595

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Semiconductors & Semiconductor Equipment - 6.0% (continued)
Xilinx	61,241		5,557,008
			52,362,169
Software & Services - 12.8%
HubSpot	12,673	[a]	1,965,582
International Business Machines	32,639		4,364,813
Microsoft	251,761		36,094,975
PayPal Holdings	91,203	[a]	9,494,232
Proofpoint	42,703	[a]	4,926,645
Salesforce.com	73,149	[a]	11,447,087
ServiceNow	29,926	[a]	7,399,503
Splunk	51,199	[a]	6,141,832
SS&C Technologies Holdings	94,503		4,915,101
Twilio, Cl. A	34,499	[a,b]	3,331,223
Visa, Cl. A	119,898		21,444,956
			111,525,949
Technology Hardware & Equipment - 6.1%
Apple	117,027		29,111,637
Cisco Systems	117,592		5,586,796
Cognex	91,623	[b]	4,717,668
Corning	197,556		5,853,584
Western Digital	46,565		2,405,082
Zebra Technologies, Cl. A	22,531	[a]	5,359,449
			53,034,216
Telecommunication Services - 2.5%
AT&T	368,454		14,181,794
T-Mobile US	75,421	[a]	6,234,300
Verizon Communications	22,015		1,331,247
			21,747,341
Transportation - 1.7%
Delta Air Lines	79,526		4,380,292
Union Pacific	61,376		10,155,273
			14,535,565
Utilities - 2.8%
Clearway Energy, Cl. C	137,813	[b]	2,498,550
Edison International	71,034		4,468,039
NextEra Energy	35,595		8,483,712
NextEra Energy Partners	14,397		758,722
PPL	253,670		8,495,408
			24,704,431
Total Common Stocks (cost $652,031,776)			864,471,001

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Exchange-Traded Funds - .0%
Registered Investment Companies - .0%
iShares Russell 1000 Value ETF (cost $353,332)		2,837	[b]	369,009
	1-Day Yield (%)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,177,408)	1.79	9,177,408	[d]	9,177,408

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $20,237)	1.79	20,237	[d]	20,237
Total Investments (cost $661,582,753)		100.2%		874,037,655
Liabilities, Less Cash and Receivables		(.2%)		(1,636,424)
Net Assets		100.0%		872,401,231

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2019, the value of the fund’s securities on loan was $38,280,116 and the value of the collateral was $41,982,113, consisting of cash collateral of $20,237 and U.S. Government & Agency securities valued at $41,961,876.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.9
Financials	16.0
Health Care	12.6
Industrials	9.7
Consumer Discretionary	8.2
Communication Services	8.0
Energy	5.7
Materials	5.6
Consumer Staples	4.6
Utilities	2.8
Investment Companies	1.1
Real Estate	1.0
100.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18($)	Purchases($)	Sales($)	Value 10/31/19($)	Net Assets(%)	Dividend/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	13,892,572	173,495,138	178,210,302	9,177,408	1.1	315,510
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	57,823,030	57,802,793	20,237.0		-
Total	13,892,572	231,318,168	236,013,095	9,197,645	1.1	315,510

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $38,280,116)—Note 1(c):
Unaffiliated issuers	652,385,108	864,840,010
Affiliated issuers	9,197,645	9,197,645
Receivable for investment securities sold		3,312,671
Dividends, interest and securities lending income receivable		490,731
Receivable for shares of Common Stock subscribed		5,227
Prepaid expenses		37,681
		877,883,965
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		701,865
Payable for investment securities purchased		3,674,334
Payable for shares of Common Stock redeemed		990,337
Liability for securities on loan—Note 1(c)		20,237
Directors fees and expenses payable		10,781
Other accrued expenses		85,180
		5,482,734
Net Assets ($)		872,401,231
Composition of Net Assets ($):
Paid-in capital		611,553,740
Total distributable earnings (loss)		260,847,491
Net Assets ($)		872,401,231

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)	41,651,621
Net Asset Value Per Share ($)	20.95

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	16,275,455
Affiliated issuers	315,510
Income from securities lending—Note 1(c)	70,002
Interest	225
Total Income	16,661,192
Expenses:
Management fee—Note 3(a)	6,556,917
Shareholder servicing costs—Note 3(b)	946,916
Professional fees	85,198
Directors’ fees and expenses—Note 3(c)	81,076
Registration fees	40,147
Prospectus and shareholders’ reports	39,631
Custodian fees—Note 3(b)	21,145
Loan commitment fees—Note 2	20,247
Miscellaneous	34,679
Total Expenses	7,825,956
Investment Income—Net	8,835,236
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	51,692,465
Net change in unrealized appreciation (depreciation) on investments	30,481,353
Net Realized and Unrealized Gain (Loss) on Investments	82,173,818
Net Increase in Net Assets Resulting from Operations	91,009,054

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	8,835,236	7,123,830
Net realized gain (loss) on investments	51,692,465	109,370,276
Net change in unrealized appreciation (depreciation) on investments	30,481,353	(38,083,169)
Net Increase (Decrease) in Net Assets Resulting from Operations	91,009,054	78,410,937
Distributions ($):
Distributions to shareholders	(118,079,295)	(87,206,505)
Capital Stock Transactions ($):
Net proceeds from shares sold	25,031,654	16,877,075
Distributions reinvested	112,095,413	82,701,213
Cost of shares redeemed	(119,485,190)	(95,169,822)
Increase (Decrease) in Net Assets from Capital Stock Transactions	17,641,877	4,408,466
Total Increase (Decrease) in Net Assets	(9,428,364)	(4,387,102)
Net Assets ($):
Beginning of Period	881,829,595	886,216,697
End of Period	872,401,231	881,829,595
Capital Share Transactions (Shares):
Shares sold	1,327,073	757,584
Shares issued for distributions reinvested	6,067,360	3,976,464
Shares redeemed	(6,027,468)	(4,283,704)
Net Increase (Decrease) in Shares Outstanding	1,366,965	450,344

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.89	22.25	19.17	21.29	22.18
Investment Operations:
Investment income—net[a]	.20	.17	.19	.20	.16
Net realized and unrealized gain (loss) on investments	1.80	1.68	3.77	.02	.98
Total from Investment Operations	2.00	1.85	3.96	.22	1.14
Distributions:
Dividends from investment income—net	(.21)	(.18)	(.18)	(.22)	(.15)
Dividends from net realized gain on investments	(2.73)	(2.03)	(.70)	(2.12)	(1.88)
Total Distributions	(2.94)	(2.21)	(.88)	(2.34)	(2.03)
Net asset value, end of period	20.95	21.89	22.25	19.17	21.29
Total Return (%)	11.06	8.89	21.25	1.30	5.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.89	.90	.93	.91
Ratio of net expenses to average net assets	.90	.89	.90	.93	.91
Ratio of net investment income to average net assets	1.01	.77	.89	1.05	.76
Portfolio Turnover Rate	57.38	61.61	68.69	51.96	60.22
Net Assets, end of period ($ x 1,000)	872,401	881,830	886,217	800,499	906,249

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective June 3, 2019, the fund changed its name from Dreyfus Growth and Income Fund, Inc. to BNY Mellon Growth and Income Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of

NOTES TO FINANCIAL STATEMENTS (continued)

the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities—Common Stocks	864,471,001	-	-	864,471,001
Exchange—Traded Funds	369,009	-	-	369,009
Investment Companies	9,197,645	-	-	9,197,645

†  See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2019, The Bank of

NOTES TO FINANCIAL STATEMENTS (continued)

New York Mellon earned $15,497 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $587,418, undistributed capital gains $53,204,347 and unrealized appreciation $207,055,726.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $18,431,217 and $20,084,743, and long-term capital gains $99,648,078 and $67,121,762, respectively.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement

(Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2019, the fund was charged $565,818 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an

NOTES TO FINANCIAL STATEMENTS (continued)

arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2019, the fund was charged $215,502 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2019, the fund was charged $21,145 pursuant to the custody agreement.

During the period ended October 31, 2019, the fund was charged $11,610 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $552,292, Shareholder Service plan fees of $100,000, custodian fees of $9,269, Chief Compliance Officer fees of $4,504 and transfer agency fees of $35,800.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2019, amounted to $494,737,613 and $576,776,913, respectively.

At October 31, 2019, the cost of investments for federal income tax purposes was $666,981,929; accordingly, accumulated net unrealized appreciation on investments was $207,055,726, consisting of $228,869,891 gross unrealized appreciation and $21,814,165 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

The Board has approved, an Agreement and Plan of Reorganization (the “Agreement”) between the fund and Nationwide Mutual Funds, on behalf of Nationwide Dynamic U.S. Growth Fund (the “Acquiring Fund”). The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for Eagle Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’ s liabilities, the distribution of such shares of the Acquiring fund to fund shareholders and the subsequent termination of the fund (the “Reorganization”). Shareholders of the fund have approved the Agreement at a special meeting of shareholders held on November 26, 2019. The Agreement will become effective on or about December 13, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Growth and Income Fund, Inc. (formerly, Dreyfus Growth and Income Fund, Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Growth and Income Fund, Inc. (the “Fund”) (formerly, Dreyfus Growth and Income Fund, Inc.), including the statements of investments and investments in affiliated issuers, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 13, 2019

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 93.37% of the ordinary dividends paid during the fiscal year ended October 31, 2019 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $15,816,983 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. The fund also hereby reports $.2382 per share as a short-term capital gain distribution and also $2.4928 per share as a long-term capital gain distribution paid on December 10, 2018.

PROXY RESULTS (Unaudited)

A special meeting of the fund’s shareholders was held on November 26, 2019. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Against	Abstain
To approve an Agreement and Plan of Reorganization (“Plan”) that provides for the: (i) acquisition by Nationwide Dynamic U.S. Growth Fund (“Acquiring Fund”) of all the assets of BNY Mellon Growth and Income Fund, Inc. (“Fund”) in exchange solely for Eagle Class shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s liabilities (defined in Plan); and (ii) distribution of such Eagle Class shares to Fund shareholders in exchange for their Fund shares.	20,451,805	3,663,018	2,082,461

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

David P. Feldman (79)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 30

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Gina D. France (61)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013-Presnt)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Lynn Martin (79)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 30

———————

Robin A. Melvin (56)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James F. Henry, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Growth and Income Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol: DGRIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0010AR1019

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,222 in 2018 and $36,338 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,007 in 2018 and $7,102 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,193 in 2018 and $3,441 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4,138 in 2018 and $4,404 in 2019. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $678,320 in 2018 and $616,767 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Growth and Income Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 11, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 11, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)